Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2015 Fund
June 30, 2025
AFF15-NPRT1-0825
1.818355.120
Bond Funds - 56.9%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (b)	4,641,546	46,461,871
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (b)	2,422,253	18,675,570
Fidelity Series Emerging Markets Debt Fund (b)	274,637	2,224,558
Fidelity Series Emerging Markets Debt Local Currency Fund (b)	77,110	741,023
Fidelity Series Floating Rate High Income Fund (b)	36,993	327,755
Fidelity Series High Income Fund (b)	263,556	2,319,295
Fidelity Series International Credit Fund (b)	87,776	742,586
Fidelity Series International Developed Markets Bond Index Fund (b)	2,354,544	20,531,624
Fidelity Series Investment Grade Bond Fund (b)	13,847,751	139,862,284
Fidelity Series Long-Term Treasury Bond Index Fund (b)	2,898,441	15,593,610
Fidelity Series Real Estate Income Fund (b)	39,764	398,435
TOTAL BOND FUNDS (Cost $263,918,081)		247,878,611

Domestic Equity Funds - 19.5%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (b)	748,852	12,670,579
Fidelity Advisor Series Growth Opportunities Fund (b)	495,718	8,957,626
Fidelity Series All-Sector Equity Fund (b)	442,983	5,869,521
Fidelity Series Commodity Strategy Fund (b)	8,864	805,606
Fidelity Series Intrinsic Opportunities Fund (b)	187,338	2,060,714
Fidelity Series Large Cap Stock Fund (b)	661,090	17,115,631
Fidelity Series Large Cap Value Index Fund (b)	96,513	1,664,857
Fidelity Series Opportunistic Insights Fund (b)	404,176	10,932,972
Fidelity Series Small Cap Core Fund (b)	40,075	467,272
Fidelity Series Small Cap Discovery Fund (b)	140,986	1,526,874
Fidelity Series Small Cap Opportunities Fund (b)	204,438	2,986,845
Fidelity Series Stock Selector Large Cap Value Fund (b)	707,043	10,011,730
Fidelity Series Value Discovery Fund (b)	616,181	9,963,650
TOTAL DOMESTIC EQUITY FUNDS (Cost $49,100,557)		85,033,877

International Equity Funds - 17.6%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	287,666	5,290,182
Fidelity Series Emerging Markets Fund (b)	503,761	5,143,402
Fidelity Series Emerging Markets Opportunities Fund (b)	962,068	20,607,502
Fidelity Series International Growth Fund (b)	665,355	13,207,293
Fidelity Series International Small Cap Fund (b)	293,383	5,820,713
Fidelity Series International Value Fund (b)	857,132	13,088,413
Fidelity Series Overseas Fund (b)	813,483	13,178,430
Fidelity Series Select International Small Cap Fund (b)	26,750	356,306
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $42,660,837)		76,692,241

Short-Term Funds - 0.8%
	Shares	Value ($)
Fidelity Series Short-Term Credit Fund (b) (Cost $3,415,824)	345,384	3,484,923

U.S. Treasury Obligations - 0.3%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/10/2025	4.25 to 4.26	250,000	249,738
US Treasury Bills 0% 7/17/2025 (d)	4.23 to 4.27	180,000	179,669
US Treasury Bills 0% 7/24/2025 (d)	4.24	670,000	668,217
US Treasury Bills 0% 7/31/2025 (d)	4.23	370,000	368,715
US Treasury Bills 0% 8/14/2025 (d)	4.32	20,000	19,895
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,486,212)			1,486,234

Money Market Funds - 4.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	4.32	710,354	710,495
Fidelity Series Government Money Market Fund (b)(f)	4.42	20,623,707	20,623,707
TOTAL MONEY MARKET FUNDS (Cost $21,334,202)			21,334,202

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $381,915,713)	435,910,088
NET OTHER ASSETS (LIABILITIES) - 0.0%	(195,290)
NET ASSETS - 100.0%	435,714,798

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	36	Sep 2025	4,827,060	41,880	41,880
ICE MSCI Emerging Markets Index Contracts (United States)	31	Sep 2025	1,911,925	38,775	38,775

TOTAL EQUITY CONTRACTS					80,655

Interest Rate Contracts
CBOT 10 Year US Treasury Bond Contracts (United States)	110	Sep 2025	12,332,031	276,677	276,677
CBOT US Treasury Long Bond Contracts (United States)	40	Sep 2025	4,612,500	191,447	191,447

TOTAL INTEREST RATE CONTRACTS					468,124

TOTAL PURCHASED					548,779

Sold

Equity Contracts
CME S&P 500 Index Contracts (United States)	28	Sep 2025	8,755,250	(309,539)	(309,539)

TOTAL FUTURES CONTRACTS					239,240
The notional amount of futures purchased as a percentage of Net Assets is 5.4%
The notional amount of futures sold as a percentage of Net Assets is 2.0%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,191,579.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	1,853,928	2,499,309	3,642,742	9,307	-	-	710,495	710,354	0.0%
Total	1,853,928	2,499,309	3,642,742	9,307	-	-	710,495

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Advisor Series Equity Growth Fund	12,757,923	8,025	1,999,151	-	(7,942)	1,911,724	12,670,579	748,852
Fidelity Advisor Series Growth Opportunities Fund	8,900,414	9,048	1,834,778	-	465,631	1,417,311	8,957,626	495,718
Fidelity Advisor Series Small Cap Fund	42,824	-	41,780	-	2,706	(3,750)	-	-
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	45,263,132	2,634,454	1,703,910	167,853	(17,437)	285,632	46,461,871	4,641,546
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	19,542,281	86,898	839,728	75,076	(242,575)	128,694	18,675,570	2,422,253
Fidelity Series All-Sector Equity Fund	5,666,757	194,159	800,353	-	(1,756)	810,714	5,869,521	442,983
Fidelity Series Canada Fund	4,687,088	91,747	192,085	-	38,020	665,412	5,290,182	287,666
Fidelity Series Commodity Strategy Fund	866,005	541	33,707	-	1,913	(29,146)	805,606	8,864
Fidelity Series Emerging Markets Debt Fund	2,247,940	34,573	92,693	33,090	(18,151)	52,889	2,224,558	274,637
Fidelity Series Emerging Markets Debt Local Currency Fund	711,128	377	23,595	-	(2,704)	55,817	741,023	77,110
Fidelity Series Emerging Markets Fund	5,004,407	3,159	421,952	-	48,663	509,125	5,143,402	503,761
Fidelity Series Emerging Markets Opportunities Fund	20,030,020	12,621	1,740,035	-	495,512	1,809,384	20,607,502	962,068
Fidelity Series Floating Rate High Income Fund	337,009	6,967	16,853	6,697	(410)	1,042	327,755	36,993
Fidelity Series Government Money Market Fund	19,670,516	1,651,641	698,450	215,474	-	-	20,623,707	20,623,707
Fidelity Series High Income Fund	2,305,572	39,206	91,008	37,749	(7,511)	73,036	2,319,295	263,556
Fidelity Series International Credit Fund	727,189	9,186	-	9,187	-	6,211	742,586	87,776
Fidelity Series International Developed Markets Bond Index Fund	20,329,149	733,016	788,859	98,879	(67,985)	326,303	20,531,624	2,354,544
Fidelity Series International Growth Fund	11,951,496	610,707	751,559	-	92,388	1,304,261	13,207,293	665,355
Fidelity Series International Small Cap Fund	5,824,465	268	1,005,783	-	186,153	815,610	5,820,713	293,383
Fidelity Series International Value Fund	13,395,555	9,319	1,864,085	-	805,707	741,917	13,088,413	857,132
Fidelity Series Intrinsic Opportunities Fund	2,167,403	1,305	237,069	-	(17,607)	146,682	2,060,714	187,338
Fidelity Series Investment Grade Bond Fund	137,907,870	6,932,076	5,378,873	1,467,280	(321,428)	722,639	139,862,284	13,847,751
Fidelity Series Large Cap Stock Fund	17,272,983	10,815	2,650,654	-	1,248,798	1,233,689	17,115,631	661,090
Fidelity Series Large Cap Value Index Fund	1,697,698	18,280	112,143	-	37,517	23,505	1,664,857	96,513
Fidelity Series Long-Term Treasury Bond Index Fund	15,667,608	884,936	567,689	145,769	(163,425)	(227,820)	15,593,610	2,898,441
Fidelity Series Opportunistic Insights Fund	10,959,670	6,902	1,855,003	-	741,111	1,080,292	10,932,972	404,176
Fidelity Series Overseas Fund	12,437,755	9,319	848,122	-	312,161	1,267,317	13,178,430	813,483
Fidelity Series Real Estate Income Fund	407,596	6,128	16,855	5,856	(94)	1,660	398,435	39,764
Fidelity Series Select International Small Cap Fund	78,310	236,264	2,086	-	(27)	43,845	356,306	26,750
Fidelity Series Short-Term Credit Fund	3,614,759	40,895	187,815	37,885	2,549	14,535	3,484,923	345,384
Fidelity Series Small Cap Core Fund	473,820	3,319	43,994	-	(6,558)	40,685	467,272	40,075
Fidelity Series Small Cap Discovery Fund	1,580,265	27,398	164,582	26,437	(12,038)	95,831	1,526,874	140,986
Fidelity Series Small Cap Opportunities Fund	3,104,614	1,889	393,119	-	239,953	33,508	2,986,845	204,438
Fidelity Series Stock Selector Large Cap Value Fund	10,093,057	224,609	700,247	-	(5,904)	400,215	10,011,730	707,043
Fidelity Series Value Discovery Fund	10,373,736	6,319	707,197	-	142,176	148,616	9,963,650	616,181
	428,098,014	14,546,366	28,805,812	2,327,232	3,967,406	15,907,385	433,713,359

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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